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                                                                   EXHIBIT 10.91

                                 ADDENDUM NO. 6

                                     To the
                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                   St. Paul Fire and Marine Insurance Company
                               St. Paul, Minnesota

                               with respect to the

                       COMBINED CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT
                           EFFECTIVE: DECEMBER 1, 1989

                                    issued to

                          Alfa Mutual Insurance Company
                       Alfa Mutual Fire Insurance Company
                                       And
                      Alfa Mutual General Insurance Company
                           All of Montgomery, Alabama
             (hereinafter referred to collectively as the "Company")

IT IS HEREBY AGREED, effective January 1, 2003, that a portion of the rights, interests, liabilities and obligations of the "Subscribing Reinsurer" under this Agreement shall be transferred from St. Paul Fire and Marine Insurance Company (hereinafter referred to as the "Assignee"). The Assignor shall assign 71.42857% of its 70.00000% share of the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above to the Assignee the interests and liabilities of the "Reinsurer" under the Contract). In accordance therewith, the Assignee shall assume its portion of the rights, interests, liabilities and obligations of the "Subscribing Reinsurer" under this Agreement. The Assignee shall then be subject to all of the terms and conditions hereof.

IT IS UNDERSTOOD AND AGREED that the Company consents to the foregoing transfer of rights, interests, liabilities and obligations from the Assignor to the Assignee, and further releases the Assignor from all unfulfilled liabilities and obligations which have arisen under this Agreement and all liabilities and obligations which may arise in the future under this Agreement.

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IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Montgomery, Alabama, this 15 day of MAY in the year 2003.

                              /s/ Stephen G. Rutledge
                           -------------------------------------------------
                           Alfa Mutual Insurance Company
                           Alfa Mutual Fire Insurance Company
                           Alfa Mutual General Insurance Company

New York, New York, this 1 day of JULY in the year 2003.

                              /s/ W. Mark Wigmore
                           -------------------------------------------------
                           St. Paul Fire and Marine Insurance Company by St. Paul Re, Inc.

New York, New York, this 10 day of JUNE in the year 2003.

                              /s/ Edward F. Torres
                           -------------------------------------------------
                           Platinum Underwriters Reinsurance, Inc.